Exhibit 10-I
                           SANDERSON FARMS, INC.

                     INCENTIVE STOCK OPTION AGREEMENT


     THIS INCENTIVE STOCK OPTION AGREEMENT ("Agreement"), dated as of the day of ________________, ____ (the "Date of Grant"), is delivered by Sanderson Farms, Inc., and its subsidiaries and affiliates (collectively referred to as "SFI") to ________________________________________ (the
"Optionee"), who is an executive officer or key employee of SFI.

     WHEREAS, the Board of Directors of Sanderson Farms, Inc. (the "Board") recommended stockholder approval of, the stockholders approved and the Board adopted the Sanderson Farms, Inc. Stock Option Plan (as amended and restated to the date hereof, the "Plan");

     WHEREAS, the Plan provides for the granting of incentive stock options by the Board (or, if applicable, a committee thereof appointed pursuant to Section 1.02(d) of the Plan) to executive officers and key employees of SFI to purchase, or to exercise certain rights with respect to, shares of the Common Stock of SFI, par value $1.00 per share (the "Stock"), in accordance with the terms and provisions thereof; and

     WHEREAS, the Board (or, if applicable, a committee thereof appointed pursuant to Section 1.02(d) of the Plan) considers the Optionee to be a person who is eligible for grant of an incentive stock option under the Plan, and has determined that it would be in the best interest of SFI to grant the incentive stock option documented herein.

     NOW, THEREFORE, the parties hereto, intending to be legally bound hereby, agree as follows:


1.   Grant of Incentive Stock Option.

     (a) Subject to the terms and conditions hereinafter set forth, SFI, with the approval and at the direction of the Board (or, if applicable, a committee thereof appointed pursuant to Section 1.02(d) of the Plan), hereby grants to the Optionee, as of the Date of Grant, an option to purchase up to _______ shares of Stock at a price of $__________ per share, which price per share is at or above the present fair market value. Such option is hereinafter referred to as the "Incentive Stock Option" and the shares of stock purchasable upon exercise of the Incentive Stock Option are hereinafter sometimes referred to as the "Incentive Stock Option Shares." The Incentive Stock Option is intended by the parties hereto to be, and shall be treated as, an "incentive stock option," pursuant to and as such term is defined under Sections 421 and 422 of the Internal Revenue Code of 1986, as amended (the "Code").

     (b) This Incentive Stock Option is granted subject to the following additional terms and conditions (if none, so indicate):




2.   Term and Exercise.

     This Incentive Stock Option may be exercised during a period beginning one year after and ending six years after the date of grant thereof (the "option term"). Unless a shorter period is provided by the

Board (or, if applicable, a committee thereof appointed pursuant to Section 1.02(d) of the Plan), this Incentive Stock Option shall be
exercised in accordance with this section 2. During the first year of the option term, no more than 25% of the initial total number of shares covered by the Incentive Stock Option may be exercised and purchased by the Optionee. During the second year of the option term, no more than 50% of the initial total number of shares covered by the Incentive Stock Option may be exercised and purchased by the Optionee, such percentage to include the percentage, by number of shares, purchased in the previous year of the option term. During the third year of the option term, no more than 75% of the initial total number of shares covered by the Incentive Stock Option may be exercised and purchased by the Optionee, such percentage to include the percentages, by number of shares, previously purchased in earlier years of the option term on a cumulative basis. During the fourth year of the option term, 100% of the initial total number of shares covered by the Incentive Stock Option may be exercised and purchased by the Optionee, such percentage to include the percentages, by number of shares, previously purchased in earlier years of the option term on a cumulative basis. No fractional shares shall be issued as a result of the exercise of this Incentive Stock Option. No Incentive Stock Option shall be exercisable after the expiration of its option term.

3.   Termination of Incentive Stock Option.

     (a) Except as provided in Sections 3(b), 3(c) and 3(d) of this Agreement, upon termination of the Optionee's employment, the Incentive Stock Option, to the extent not previously exercised, shall terminate immediately upon such termination of employment.

     (b) Upon termination of the Optionee's employment by reason of death of the Optionee, the Incentive Stock Option may be exercised, but only to the extent exercisable on the date of such death, within one (1) year from and after the date of the Optionee's death. The Incentive Stock Option may be exercised by the executor or administrator of the deceased Optionee's estate or by a person receiving the Incentive Stock Option by will or under the laws of descent and distribution of the state in which the Optionee resided.

     (c) Upon termination of the Optionee's employment by reason of permanent and total disability as defined under Section 22(e)(3) of the Code, the Incentive Stock Option may be exercised, but only to the extent exercisable on the date of such permanent and total disability, during the one (1) year period following the date of such termination of the Optionee's employment.

     (d) Upon termination of the Optionee's employment by reason of retirement or disability other than as defined by Section 3(c) of this Agreement, the Incentive Stock Option may be exercised, but only to the extent exercisable on the date of such retirement or disability, during the three (3) month period following the date of such termination of the Optionee's employment.

     (e) A transfer of the Optionee's employment from one affiliate of SFI to another shall not be deemed to be a termination of the Optionee's employment.

     (f) Notwithstanding any other provisions set forth herein or in the Plan, if the Optionee shall (i) commit any act of malfeasance or wrongdoing affecting SFI, (ii) breach any covenant not to compete or employment contract with SFI, or (iii) engage in conduct that would warrant the Optionee's discharge for cause (excluding general dissatisfaction with the performance of the Optionee's duties, but including any act of disloyalty or any conduct clearly tending to bring discredit upon SFI), then any unexercised portion of the Incentive Stock Option shall immediately terminate and be void.

4.   Exercise of Incentive Stock Option.

     (a) During the Option Term, the Optionee may exercise the Incentive Stock Option with respect to all or any part of the number of Incentive Stock Option Shares then exercisable hereunder by giving the Board of SFI (or, if applicable, a committee thereof appointed pursuant to Section 1.02(d) of the Plan) written notice of intent to exercise substantially in the form attached hereto as Exhibit A. The notice of exercise shall specify the number of Incentive Stock Option Shares as to which the Incentive Stock Option is to be exercised and the date of exercise thereof, which date shall be at least five days after the giving of such notice unless an earlier date shall have been mutually agreed upon.

     (b) Full payment (in U.S. dollars) by the Optionee of the option price for the Incentive Stock Option Shares purchased shall be made on or before the exercise date specified in the notice of exercise in cash, or, with the prior written consent of the Board (or, if applicable, a committee thereof appointed pursuant to Section 1.02(d) of the Plan), in whole or in part through the surrender of previously acquired shares of Stock at their fair market value on the exercise date.

     On the exercise date specified in the Optionee's notice or as soon thereafter as is reasonably practicable, SFI shall cause to be delivered to the Optionee, a certificate or certificates for the Incentive Stock Option Shares then being purchased (out of theretofore unissued Stock or reacquired or surrendered Stock, as SFI may elect) upon full payment for such Incentive Stock Option Shares. The obligation of SFI to deliver Stock shall, however, be subject to the condition that if at any time the Board (or, if applicable, a committee thereof appointed pursuant to Section 1.02(d) of the Plan) shall determine in its discretion that
(i) the listing, registration or qualification of the Incentive Stock Option or the Incentive Stock Option Shares upon any securities exchange or under any state or federal law, or (ii) the consent or approval of any governmental regulatory body, or (iii) an agreement by the Optionee with respect to the disposition of shares of Common Stock, is necessary or desirable as a condition of, or in connection with, the Incentive Stock Option or the issuance or purchase of Stock thereunder, the Incentive Stock Option may not be exercised in whole or in part unless such listing, registration, qualification, consent, approval or agreement shall have been effected or obtained free of any conditions not acceptable to the Board (or, if applicable, a committee thereof appointed pursuant to Section 1.02(d) of the Plan).

     (c) If the Optionee fails to pay for any of the Incentive Stock Option Shares specified in such notice or fails to accept delivery thereof, the Optionee's right to purchase such Incentive Stock Option Shares may be terminated by SFI. The date specified in the Optionee's notice as the date of exercise shall be deemed to be the date of exercise of the Incentive Stock Option, provided that payment in full for the Incentive Stock Option Shares to be purchased upon such exercise shall have been received by such date.

5.   Adjustment of and Changes in Stock of SFI.

     In the event of a reorganization, recapitalization, change of shares, stock split, spinoff, stock dividend, reclassification, subdivision or combination of shares, merger, consolidation, rights offering, or any other change in the corporate structure or shares of capital stock of SFI, the Board (or, if applicable, a committee thereof appointed pursuant to Section 1.02(d) of the Plan) shall make such adjustment as it deems appropriate in the number and kinds of shares of Stock subject to the Incentive Stock Option or in the option price; provided, however, that no such adjustment shall give the Optionee any additional benefits under the Incentive Stock Option.

6.   Fair Market Value.

     "Fair market value" as of any date and in respect of any share of Common Stock means the closing price on such date or on the next business day, if such date is not a business day, of a share of Common Stock reflected in the NASDAQ National Market System traded under the Symbol SAFM, provided that, if shares of Common Stock shall not have been traded on NASDAQ for more than 10 days immediately preceding such date or if deemed appropriate by the Board (or, if applicable, a committee thereof appointed pursuant to Section 1.02(d) of the Plan) for any other reason, the fair market value of shares of Common Stock shall be as determined by the Board (or, if applicable, a committee thereof appointed pursuant to Section 1.02(d) of the Plan) in such other manner as it may deem appropriate. In no event shall the fair market value of any share of Common Stock be less than its par value.

7.   No Rights as a Stockholder.

     Neither the Optionee nor any personal representative shall be, or shall have any of the rights and privileges of, a stockholder of SFI with respect to any shares of Stock purchasable or issuable upon the exercise of this Incentive Stock Option, in whole or in part, prior to the issuance of certificates for shares of Common Stock to said person.

8.   Insider Trading Short-Swing Profit Liability Exemption
Requirements.


Notwithstanding
 any other provision of this Agreement to the contrary, the Incentive Stock Option granted under this Agreement shall be transferrable (i) by the option holder only by will or under the laws of descent and distribution of the state in which the option holder resided on the date of his death, and (ii) by the Company pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act or the Rules thereunder.

9.   No Rights of Employment.

     Neither the granting of this Incentive Stock Option nor its exercise shall be construed as granting to the Optionee any right with respect to continuance of employment with SFI. Except as may otherwise be limited by a written agreement between SFI and the Optionee, and acknowledged by the Optionee, the right of SFI to terminate at will the Optionee's employment with it at any time (whether by dismissal, discharge, retirement or otherwise) is specifically reserved by SFI.

10.  Amendment of Incentive Stock Option.

     The Board (or, if applicable, a committee thereof appointed pursuant to Section 1.02(d) of the Plan) may, without further action by the stockholders and without the consent of or further consideration from the Optionee, amend, condition or modify this Incentive Stock Option in response to changes in securities or other laws or rules, regulations or regulatory interpretations thereof applicable to the Incentive Stock Option or to comply with stock exchange rules or requirements. The Board (or, if applicable, a committee thereof appointed pursuant to Section 1.02(d) of the Plan) may amend this Incentive Stock Option otherwise with the written consent of the Optionee.

11.  Notice.

     Any notice to SFI provided for in this instrument shall be addressed to it in care of its Secretary at its executive offices at Post Office Box 988, Laurel, Mississippi 39441, and any notice to the Optionee shall be addressed to the Optionee at the current address shown on the payroll records of SFI. Any notice shall be deemed to be duly given if and when properly addressed and posted by registered or certified mail, postage prepaid.

12.  Incorporation of Plan by Reference.

     This Incentive Stock Option is granted pursuant to the terms of the Plan, which terms are incorporated herein by reference, and the Incentive Stock Option shall in all respects be interpreted in accordance with the Plan. The
Board (or, if applicable, a committee
thereof appointed pursuant to Section 1.02(d) of the Plan) shall interpret and construe the Plan and this instrument, and its interpretations and determinations shall be conclusive and binding on the parties hereto and any other person claiming an interest hereunder, with respect to any issue arising hereunder or thereunder.

13.  Governing law.

     The validity, construction, interpretation and effect of this instrument shall exclusively be governed by and determined in accordance with the laws of the State of Mississippi, except to the extent preempted by federal law, which shall to that extent govern.


     IN WITNESS WHEREOF, SFI has caused its duly authorized officers to execute and attest this Incentive Stock Option Agreement, and to apply the corporate seal hereto, and the Optionee has placed his or her signature hereon, effective as of the Date of Grant.


                              SANDERSON FARMS, INC.


ATTEST:
                              By:
                                   Name:
                                   Title:




                              ACCEPTED AND AGREED TO:




                              Optionee

               NOTICE OF EXERCISE OF INCENTIVE STOCK OPTION



SANDERSON FARMS, INC.

ATTENTION:          The Board of Directors
                    Stock Option Committee




Gentlemen:

     Notice is hereby given of the undersigned's intent to exercise the Incentive Stock Option granted to the undersigned pursuant to the Incentive Stock Option Agreement dated _______________, ______ entered into by and between the undersigned and Sanderson Farms, Inc. The Incentive Stock Option shall be exercised with respect to ________________________ (_____) shares of the common stock, par value
$1.00 per share, of Sanderson Farms, Inc., at the exercise price of $______________ per share. The date of exercise shall be _______________, ______ which is five days or more after the date of this notice.

     In connection with the exercise of the Incentive Stock Option, the undersigned acknowledges that no withholding of income taxes is required.




                              Employee/Optionee




Dated: ________________, ______

                           SANDERSON FARMS, INC.

                    NONSTATUTORY STOCK OPTION AGREEMENT


     THIS NONSTATUTORY STOCK OPTION AGREEMENT ("Agreement"), dated as of the ______ day of _______________, ______ (the "Date of Grant"), is delivered by
Sanderson Farms, Inc., and its subsidiaries and affiliates (collectively referred to as "SFI") to_____________________________________ (the "Optionee"),
who is an executive officer or key employee of SFI.

     WHEREAS, the Board of Directors of Sanderson Farms, Inc. (the "Board"), recommended stockholder approval of, the stockholders approved and the Board adopted, the Sanderson Farms, Inc. Stock Option Plan (as amended and restated to the date hereof, the "Plan");

     WHEREAS, the Plan provides for the granting of nonstatutory stock options by the Board (or,if applicable, a committee thereof appointed pursuant to Section 1.02(d) of the Plan) to executive officers and key employees of SFI to purchase, or to exercise certain rights with respect to, shares of the Common Stock of SFI, par value $1.00 per share (the "Stock"), in accordance with the terms and provisions thereof; and

     WHEREAS, the Board (or, if applicable, a committee thereof appointed pursuant to Section 1.02(d) of the Plan) considers the Optionee to be a person who is eligible for grant of a nonstatutory stock option under the Plan, and has determined that it would be in the best interest of SFI to grant the nonstatutory stock option documented herein.

     NOW, THEREFORE, the parties hereto, intending to be legally bound hereby, agree as follows:

1.   Grant of Nonstatutory Stock Option.

     (a) Subject to the terms and conditions hereinafter set forth, SFI, with the approval and at the direction of the Board (or, if applicable, a committee thereof appointed pursuant to Section 1.02(d) of the Plan), hereby grants to the Optionee, as of the Date of Grant, an option to purchase up to ________ shares of Stock at a price of $___________ per share, which price per share is at or below the present fair market value. Such option is hereinafter referred to as the "Nonstatutory Stock Option" and the shares of stock purchasable upon exercise of the Nonstatutory Stock Option are hereinafter sometimes referred to as the "Nonstatutory Stock
Option Shares." Notwithstanding any provision herein to the contrary, the Option is not intended by the parties hereto to be, and shall not be treated as, an "incentive stock option," pursuant to and as such term is defined under Sections 421 and 422 of the Internal Revenue Code of 1986, as amended (the "Code"), but is intended by the parties hereto to be, and shall be treated as, a "nonstatutory stock option."

           (b) This Nonstatutory Stock Option is granted subject to the following additional terms and conditions (if none, so indicate):




2.   Term and Exercise.

     This Nonstatutory Stock Option may be exercised during a period beginning one year after and ending six years after the date of grant thereof (the "option term"). Unless a shorter period is provided by the Board (or, if applicable, a committee thereof appointed pursuant to Section 1.02(d) of the Plan), this Nonstatutory Stock Option shall be exercised in accordance with this section 2. During the first year of the option term, no more than 25% of the initial total number of shares covered by the Nonstatutory Stock Option may be exercised and purchased by the Optionee. During the second year of the option term, no more than 50% of the initial total number of shares covered by the Nonstatutory Stock Option may be exercised and purchased by the Optionee, such percentage to include the percentage, by number of shares, purchased in the previous year of the option term. During the third year of the option term, no more than 75% of the initial total number of shares covered by the Nonstatutory Stock Option may be exercised and purchased by the Optionee, such percentage to include the percentages, by number of shares, previously purchased in earlier years of the option term on a cumulative basis. During the fourth year of the option term, 100% of the initial total number of shares covered by the Nonstatutory Stock Option may be exercised and purchased by the Optionee, such percentage to include the percentages, by number of shares, previously purchased in earlier years of the option term on a cumulative basis. No fractional shares shall be issued as a result of the exercise of this Nonstatutory Stock Option. No Nonstatutory Stock Option shall be exercisable after the expiration of its option term.

3.   Termination of Nonstatutory Stock Option.

     (a) Except as provided in Sections 3(b) and 3(c) of this Agreement, upon termination of the Optionee's employment, the Nonstatutory Stock Option, to the extent not previously exercised, shall terminate immediately upon such termination of employment.

     (b) Upon termination of the Optionee's employment by reason of death of the Optionee, the Nonstatutory Stock Option may be exercised, but only to the extent exercisable on the date of such death, within one (1) year from and after the date of the Optionee's death. The Nonstatutory Stock Option may be exercised by the executor or administrator of the deceased Optionee's estate or by a person receiving the Nonstatutory Stock Option by will or under the laws of descent and distribution of the state in which the Optionee resided.

           (c) Upon termination of the Optionee's employment by reason of retirement or disability (as defined by the Board (or, if applicable, a committee thereof appointed pursuant to Section 1.02(d) ofthe Plan), the Nonstatutory Stock Option may be exercised, but only to the extent exercisable on the date of such retirement or disability, during the three (3) month period following the date of such termination of the Optionee's employment.

     (d) A transfer of the Optionee's employment from one affiliate of SFI to another shall not be deemed to be a termination of the Optionee's employment.

     (e) Notwithstanding any other provisions set forth herein or in the Plan, if the Optionee shall (i) commit any act of malfeasance or wrongdoing affecting SFI, (ii) breach any covenant not to compete or employment contract with SFI, or (iii) engage in conduct that would warrant the Optionee's discharge for cause (excluding general dissatisfaction with the performance of the Optionee's duties, but including any act of disloyalty or any conduct clearly tending to bring discredit upon SFI), then any unexercised portion of the Nonstatutory Stock Option shall immediately terminate and be void.

4.   Exercise of Nonstatutory Stock Option.

     (a) During the Option Term, the Optionee may exercise the Nonstatutory Stock Option with respect to all or any part of the number of Nonstatutory Stock Option Shares then exercisable hereunder by giving the Board of SFI (or, if applicable, a committee thereof appointed pursuant to Section 1.02(d) of the
Plan) written notice of intent to exercise substantially in the form attached hereto as Exhibit A. The notice of exercise shall specify the number of Nonstatutory Stock Option Shares as to which the Nonstatutory Stock Option is to be exercised and the date of exercise thereof, which date shall be at least five days after the giving of such notice unless an earlier date shall have been mutually agreed upon.

     (b) Full payment (in U.S. dollars) by the Optionee of the option price for the Nonstatutory Stock Option Shares purchased shall be made on or before the exercise date specified in the notice of exercise in cash, or, with the prior written consent of the Board (or, if applicable, a committee thereof appointed pursuant to Section 1.02(d) of the Plan), in whole or in part through the surrender of previously acquired shares of Stock at their fair market value on the exercise date.

     On the exercise date specified in the Optionee's notice or as soon thereafter as is reasonably practicable, SFI shall cause to be delivered to the Optionee, a certificate or certificates for the Nonstatutory Stock Option Shares then being purchased (out of theretofore unissued Stock or reacquired or surrendered Stock, as SFI may elect) upon full payment for such Nonstatutory Stock Option Shares. The obligation of SFI to deliver Stock shall, however, be subject to the condition that if at any time the Board (or, if applicable, a committee thereof appointed pursuant to Section 1.02(d) of the Plan) shall determine in its discretion that (i) the listing, registration or qualification of the Nonstatutory Stock Option or the Nonstatutory Stock Option Shares upon any securities exchange or under any state or federal law, or
(ii) the consent or approval of any governmental regulatory body or (iii) an agreement by the Optionee with respect to the disposition of shares of Common Stock, is necessary or desirable as a condition of, or in connection with, the Option or the issuance or purchase of Stock thereunder, the Nonstatutory Stock Option may not be exercised in whole or in part unless such listing, registration, qualification, consent, approval or agreement shall have been effected or obtained free of any conditions not acceptable to the Board
(or, if applicable, a committee thereof appointed pursuant to Section 1.02(d) of the Plan).

     (c) If the Optionee fails to pay for any of the Nonstatutory Stock Option Shares specified in such notice or fails to accept delivery thereof, the Optionee's right to purchase such Nonstatutory Stock Option Shares may be terminated by SFI. The date specified in the Optionee's notice as the date of exercise shall be deemed to be the date of exercise of the Option, provided that payment in full for the Nonstatutory Stock Option Shares to be purchased upon such exercise shall have been received by such date.

5.   Adjustment of and Changes in Stock of SFI.

     In the event of a reorganization, recapitalization, change of shares, stock split, spinoff, stock dividend, reclassification, subdivision or combination of shares, merger, consolidation, rights offering, or any other change in the corporate structure or shares of capital stock of SFI, the Board (or, if applicable, a committee thereof appointed pursuant to Section 1.02(d) of the Plan) shall make such adjustment as it deems appropriate in the number and kinds of shares of Stock subject to the Nonstatutory Stock Option or in the option price; provided, however, that no such adjustment shall give the Optionee any additional benefits under the Nonstatutory Stock Option.

6.   Fair Market Value.

     "Fair market value" as of any date and in respect of any share of Common Stock means the closing price on such date or on the next business day, if such date is not a business day, of a share of Common Stock reflected in the NASDAQ National Market System traded under the Symbol SAFM, provided that, if shares of Common Stock shall not have been traded on NASDAQ for more than 10 days immediately preceding such date or if deemed appropriate by the Board (or, if applicable, a committee thereof appointed pursuant to Section 1.02(d) of the Plan) for any other reason, the fair market value of shares of Common Stock shall be as determined by the Board (or, if applicable, a committee thereof appointed pursuant to Section 1.02(d) of the Plan) in such other manner as it may deem appropriate. In no event shall the fair market value of any share of Common Stock be less than its par value.

7.   No Rights as a Stockholder.

     Neither the Optionee nor any personal representative shall be, or shall have any of the rights and privileges of, a stockholder of SFI with respect to any shares of Stock purchasable or issuable upon the exercise of this Nonstatutory Stock Option, in whole or in part, prior to the issuance of certificates for shares of Common Stock to said person.

8.   Insider Trading Short-Swing Profit Liability Exemption Requirements.

     Notwithstanding any other provision of this Agreement to the contrary, the Nonstatutory Stock Option granted under this Agreement shall be transferrable (i) by the option holder only by will or under the laws of descent and distribution of the state in which the option holder resided on the date of his death or (ii) by the Company pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee
Retirement Income Security Act or the Rules thereunder [except that it may be transferred to members of the Optionee s immediate family or to trusts for their benefit or partnerships in which such members hold the entire partnership interest].

9.   No Rights of Employment.

     Neither the granting of this Nonstatutory Stock Option nor its exercise shall be construed as granting to the Optionee any right with respect to continuance of employment with SFI. Except as may otherwise be limited by a written agreement between SFI and the Optionee, and acknowledged by the Optionee, the right of SFI to terminate at will the Optionee's employment with it at any time (whether by dismissal, discharge, retirement or otherwise) is specifically reserved by SFI.

10.  Amendment of Nonstatutory Stock Option.

     The Board (or, if applicable, a committee thereof appointed pursuant to Section 1.02(d) of the Plan) may, without further action by the stockholders and without the consent of or further consideration from the Optionee, amend, condition or modify this Nonstatutory Stock Option in response to changes in securities or other laws or rules, regulations or regulatory interpretations thereof applicable to the Nonstatutory Stock Option or to comply with stock exchange rules or requirements. The Board (or, if applicable, a committee thereof appointed pursuant to Section 1.02(d) of the Plan) may amend this Nonstatutory Stock Option otherwise with the written consent of the Optionee.

11.  Notice.

     Any notice to SFI provided for in this instrument shall be addressed to it in care of its Secretary at its executive offices at Post Office Box 988, Laurel, Mississippi 39441, and any notice to the Optionee shall be addressed to the Optionee at the current address shown on the payroll records of SFI. Any notice shall be deemed to be duly given if and when properly addressed and posted by registered or certified mail, postage prepaid.

12.  Incorporation of Plan by Reference.

     This Nonstatutory Stock Option is granted pursuant to the terms of the Plan, which terms are incorporated herein by reference, and the Nonstatutory Stock Option shall in all respects be interpreted in accordance with the Plan. The Board (or, if applicable, a committee thereof appointed pursuant to Section 1.02(d) of the Plan) shall interpret and construe the Plan and this instrument, and its interpretations and determinations shall be conclusive and binding on the parties hereto and any other person claiming an interest hereunder, with respect to any issue arising hereunder or thereunder.

13.  Governing Law.

     The validity, construction, interpretation and effect of this instrument shall exclusively be governed by and determined in accordance with the laws of the State of Mississippi, except to the extent preempted by federal law, which shall to that extent govern.

     IN WITNESS WHEREOF, SFI has caused its duly authorized officers to execute and attest this Nonstatutory Stock Option Agreement, and to apply the corporate seal hereto, and the Optionee has placed his or her signature hereon, effective as of the Date of Grant.

                              SANDERSON FARMS, INC.


ATTEST:
                              By:
                                   Name:
                                   Title:



                              ACCEPTED AND AGREED TO:



                              Optionee

              NOTICE OF EXERCISE OF NONSTATUTORY STOCK OPTION




SANDERSON FARMS, INC.

ATTENTION:          The Board of Directors
                    Stock Option Committee




Gentlemen:

     Notice is hereby given of the undersigned's intent to exercise the Nonstatutory Stock Option granted to the undersigned pursuant to the Nonstatutory Stock Option Agreement dated _______________, ______, entered into by and between the undersigned and Sanderson Farms, Inc. The Nonstatutory Stock Option shall be exercised with respect to __________________ (______) shares of the common stock, par value $1.00 per share, of Sanderson Farms, Inc., at the exercise price of $__________ per share. The date of exercise shall be _______________, ______, which is five days or more after the date of this notice.

     In connection with the exercise of the Nonstatutory Stock Option, the undersigned authorizes SFI to withhold all appropriate federal and state income and payroll taxes where cash is paid. Where only stock is transferred, the undersigned will remit to SFI an amount in cash equal to the appropriate federal and state income and payroll taxes upon being advised of the amount. Alternatively, SFI may reduce the number of shares distributed by an amount or number equal in value to the withholding amount.




                              Employee/Optionee



Dated:         ,

                           SANDERSON FARMS, INC.

               ALTERNATE STOCK APPRECIATION RIGHTS AGREEMENT


     THIS ALTERNATE STOCK APPRECIATION RIGHTS AGREEMENT ( Agreement ), dated as of the ______ day of _______________ , _____ (the Date of Grant ), is
delivered by Sanderson Farms, Inc., and its subsidiaries and affiliates (collectively referred to as "SFI") to ______________________________________
(the  Optionee ), who is an executive officer or key employee of SFI.

     WHEREAS, the Board of Directors of Sanderson Farms, Inc. (the Board ), recommended stockholder approval of, the stockholders approved and the Board adopted, the Sanderson Farms, Inc. Stock Option Plan (as amended and restated to the date hereof, the Plan );

     WHEREAS, the Plan provides for the granting of alternate stock appreciation rights by the Board (or, if applicable, a committee thereof appointed pursuant to Section 1.02(d) of the Plan) to executive officers and key employees of SFI to receive the appreciation in value of shares of the Common Stock of SFI, par value of $1.00 per share (the "Stock"), in accordance with the terms and provisions thereof; and

     WHEREAS, the Board (or, if applicable, a committee thereof appointed pursuant to Section 1.02(d) of the Plan) considers the Optionee to be a person who is eligible for a grant of an alternate stock appreciation right under the Plan, and has determined that it would be in the best interest of SFI to grant the alternate stock appreciation right documented herein.

     NOW, THEREFORE, the parties hereto, intending to be legally bound hereby, agree as follows:

1.   Grant of Alternate Stock Appreciation Right.

     (a) Subject to the terms and conditions hereinafter set forth, SFI, with the approval and at the direction of the Board (or, if applicable, a committee thereof appointed pursuant to Section 1.02(d) of the Plan), hereby grants to the Optionee, as of the Date of Grant, an alternate stock appreciation right related to a certain __________ Stock Option granted pursuant to a certain __________ Stock Option Agreement dated _______________, _____. The shares of stock purchasable upon exercise of the related
__________ Stock Option are hereinafter referred to as "Option Shares." Notwithstanding any provision herein to the contrary, the Alternate Stock Appreciation Right is not intended by the parties hereto to be, and shall not be treated as, an "incentive stock option," pursuant to and as such term is defined under Sections 421 and 422 of the Internal Revenue Code of 1986, as amended (the "Code").

     (b) This Alternate Stock Appreciation Right is granted subject to the following additional terms and conditions (if none, so indicate):




2.   Exercise of Alternate Stock Appreciation Right.

     The Optionee may, in lieu of the exercise of the ____________ Stock
Option or portion thereof to which this Alternate Stock Appreciation Right relates, exercise this Alternate Stock Appreciation Right or portion hereof with respect to all or part of the option shares then exercisable and shall be entitled to receive from SFI the appreciated value of the option shares. The appreciated value of the option shares shall be equal to 100% of the amount, if any, by which the fair market value of a share of Common
Stock on the date this Alternate Stock Appreciation Right is exercised exceeds the fair market value of a share of Common Stock on the date the option, to which this Alternate Stock Appreciation Right was awarded as an alternate, was granted. This Alternate Stock Appreciation Right shall be exercisable only to the extent that, and subject to the same conditions as, the option to which it relates is exercisable and only when the fair market value of a share of Common Stock on the exercise date exceeds the exercise price of the option to which this Alternate Stock Appreciation Right relates. The Optionee may exercise this Alternate Stock Appreciation Right by giving the Secretary of SFI written notice of intent to exercise substantially in the form attached hereto as Exhibit A. The notice of exercise shall specify the number of Option Shares as to which this Alternate Stock Appreciation Right is to be exercised and the date of exercise thereof, which date shall be at least five days after the giving of such notice unless an earlier date shall have been mutually agreed upon. Payment of the appreciated value of the Option Shares may be made in cash or in Common Stock or a combination of both, provided that no fractional share of Common Stock shall be issued as a result of the exercise of this Alternate Stock Appreciation Right. The exercise of this Alternate Stock Appreciation Right or portion hereof shall cancel the related option on an equal number of shares of Common Stock under the __________ Stock Option to which this Alternate Stock Appreciation Right relates.

3. Termination of Alternate Stock Appreciation Right Related to Nonstatutory Stock Option.

     (a) Except as provided in Sections 3(b) and 3(c) of this Agreement, upon termination of the Optionee's employment, this Alternate Stock Appreciation Right, to the extent not previously exercised, shall terminate immediately upon such termination of employment.

     (b) Upon termination of the Optionee's employment by reason of death of the Optionee, this Alternate Stock Appreciation Right may be exercised, but only to the extent exercisable on the date of such death, within one (1) year from and after the date of the Optionee's death. This Alternate Stock Appreciation Right may be exercised by the executor or administrator of the deceased Optionee's estate or by a person receiving this Alternate Stock Appreciation Right by will or under the laws of descent and distribution of the state in which the Optionee resided.

     (c) Upon termination of the Optionee's employment by reason of retirement or disability (as defined by the Board (or, if applicable, a committee thereof appointed pursuant to Section 1.02(d) of the Plan), this Alternate Stock Appreciation Right may be exercised, but only to the extent exercisable on the date of such retirement or disability, during the three (3) month period following the date of such termination of the Optionee's employment.

    (d) A transfer of the Optionee's employment from one affiliate of SFI to another shall not be deemed to be a termination of the Optionee's employment.

     (e) Notwithstanding any other provisions set forth herein or in the Plan, if the Optionee shall (i) commit any act of malfeasance or wrongdoing affecting SFI, (ii) breach any covenant not to compete or employment contract with SFI, or (iii) engage in conduct that would warrant the Optionee's discharge for cause (excluding general dissatisfaction with the performance of the Optionee's duties, but including any act of disloyalty or any conduct clearly tending to bring discredit upon SFI), then any unexercised portion of the Alternate Stock Appreciation Right shall immediately terminate and be void.

4. Termination of Alternate Stock Appreciation Right Related to Incentive Stock Option.

     (a) Except as provided in Sections 4(b), 4(c) and 4(d) of this Agreement, upon termination of the Optionee's employment, this Alternate Stock Appreciation Right, to the extent not previously exercised, shall terminate immediately upon such termination of employment.

     (b) Upon termination of the Optionee's employment by reason of death of the Optionee, this Alternate Stock Appreciation Right may be exercised, but only to the extent exercisable on the date of such death, within one (1) year from and after the date of the Optionee's death. This Alternate Stock Appreciation Right may be exercised by the executor or administrator of the deceased Optionee's estate or by a person receiving the Alternate Stock Appreciation Right by will or under the laws of descent and distribution of the state in which the Optionee resided.

     (c) Upon termination of the Optionee's employment by reason of permanent and total disability as defined under Section 22(e)(3) of the Code, this Alternate Stock Appreciation Right may be exercised, but only to the extent exercisable on the date of such permanent and total disability, during the one (1) year period following the date of such termination of the Optionee's employment.

     (d) Upon termination of the Optionee's employment by reason of retirement or disability, other than disability defined by Section 4(c) of this Agreement, this Alternate Stock Appreciation Right may be exercised, but only to the extent exercisable on the date of such retirement or disability, during the three (3) month period following the date of such termination of the Optionee's employment.

     (e) A transfer of the Optionee's employment from one affiliate to another of SFI shall not be deemed to be a termination of the Optionee's employment.

     (f) Notwithstanding any other provision set forth herein or in the Plan, if the Optionee shall (i) commit any act of malfeasance or wrong-doing affecting SFI, (ii) breach any covenant not to compete or employment contract with SFI, or (iii) engage in conduct that would warrant the Optionee's discharge for cause (excluding general dissatisfaction with the performance of the Optionee's duties, but including any act of disloyalty or any conduct clearly tending to bring discredit upon SFI), then any unexercised portion of the Alternate Stock Appreciation Right shall immediately terminate and be void.

5.   Adjustment of and Changes in Stock of SFI.

     In the event of a reorganization, recapitalization, change of shares, stock split, spinoff, stock dividend, reclassification, subdivision or combination of shares, merger, consolidation, rights offering, or any other change in the corporate structure or shares of capital stock of SFI, the Board (or, if applicable, a committee thereof appointed pursuant to Section 1.02(d) of the Plan) shall make such adjustment as it deems appropriate in the number and kinds of shares of Stock subject to the Alternate Stock Appreciation Right; provided, however, that no such adjustment shall give the Optionee any additional benefits under the Alternate Stock Appreciation Right.

6.   Fair Market Value.

     "Fair market value" as of any date and in respect of any share of Common Stock means the closing price on such date or on the next business day, if such date is not a business day, of a share of Common Stock reflected in the NASDAQ National Market System traded under the Symbol SAFM, provided that, if shares of Common Stock shall not have been traded on NASDAQ for more than 10 days immediately preceding such date or if deemed appropriate by the Board (or, if applicable, a committee thereof appointed pursuant to Section 1.02(d) of the Plan) for any other reason, the fair market value of shares of Common Stock shall be as determined by the Board (or, if applicable, a committee thereof appointed pursuant to Section 1.02(d) of the Plan) in such other manner as it may deem appropriate. In no event shall the fair market value of any share of Common Stock be less than its par value.

7.   No Rights as a Stockholder.

     Neither the Optionee nor any personal representative shall be, or shall have any of the rights and privileges of, a stockholder of SFI with respect to any shares of Stock related to the exercise of the Alternate Stock Appreciation Right, in whole or in part, prior to the issuance of certificates for shares of Common Stock to said person.

8.   Insider Trading Short-Swing Profit Liability Exemption Requirements.

     Notwithstanding any other provision of this Agreement to the contrary, the Alternate Stock Appreciation Right granted under this Agreement shall be transferrable (i) by the option holder only by will or under the laws of descent and distribution of the state in which the option holder resided on the date of his death or (ii) by the Company pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act or the Rules thereunder [, except that, if the Alternate Stock Appreciation Right granted hereby relates to a Nonstatutory Stock Option, it may be transferred to members of the Optionee s immediate family or to trusts for their benefit or partnerships in which such members hold the entire partnership interest].

9.   No Rights of Employment.

     Neither the granting of this Alternate Stock Appreciation Right nor its exercise shall be construed as granting to the Optionee any right with respect to continuance of employment with SFI. Except as may otherwise be limited by a written agreement between SFI and the Optionee, and acknowledged by the Optionee, the right of SFI to terminate at will the Optionee's employment with it at any time (whether by dismissal, discharge, retirement or otherwise) is specifically reserved by SFI.

10.  Amendment of Alternate Stock Appreciation Right.

     The Board (or, if applicable, a committee thereof appointed pursuant to Section 1.02(d) of the Plan) may, without further action by the stockholders and without the consent of or further consideration from the Optionee, amend, condition or modify this Alternate Stock Appreciation Right in response to changes in securities or other laws or rules, regulations or regulatory interpretations thereof applicable to the Alternate Stock Appreciation Right or to comply with stock exchange rules or requirements. The Board (or, if applicable, a committee thereof appointed pursuant to Section 1.02(d) of the Plan) may amend this Alternate Stock Appreciation Right otherwise with the written consent of the Optionee.

11.  Notice.

     Any notice to SFI provided for in this instrument shall be addressed to it in care of its Secretary at its executive offices at Post Office Box 988, Laurel, Mississippi 39441, and any notice to the Optionee shall be addressed to the Optionee at the current address shown on the payroll records of SFI. Any notice shall be deemed to be duly given if and when properly addressed and posted by registered or certified mail, postage prepaid.

12.  Incorporation of Plan by Reference.

     This Alternate Stock Appreciation Right is granted pursuant to the terms of the Plan, which terms are incorporated herein by reference, and the Alternate Stock Appreciation Right shall in all respects be interpreted in accordance with the Plan. The Board (or, if applicable, a committee thereof appointed pursuant to Section 1.02(d) of the Plan) shall interpret and construe the Plan and this instrument, and its interpretations and determinations shall be conclusive and binding on the parties hereto and any other person claiming an interest hereunder, with respect to any issue arising hereunder or thereunder.

13.  Governing law.

     The validity, construction, interpretation and effect of this instrument shall exclusively be governed by and determined in accordance with the laws of the State of Mississippi, except to the extent preempted by federal law, which shall to that extent govern.

     IN WITNESS WHEREOF, SFI has caused its duly authorized officers to execute and attest this Alternate Stock Appreciation Right Agreement, and to apply the corporate seal hereto, and the Optionee has placed his or her signature hereon, effective as of the Date of Grant.

                              SANDERSON FARMS, INC.


ATTEST:
                              By:
                                   Name:
                                   Title:




                              ACCEPTED AND AGREED TO:




                              Optionee

         NOTICE OF EXERCISE OF ALTERNATE STOCK APPRECIATION RIGHT





SANDERSON FARMS, INC.

ATTENTION:          The Board of Directors
                    Stock Option Committee



Gentlemen:

     Notice is hereby given of the undersigned's intent to exercise the Alternate Stock Appreciation Right granted to the undersigned pursuant to the Alternate Stock Appreciation Rights Agreement dated
________________, _____ , entered into by and between the undersigned and Sanderson Farms, Inc. The Alternate Stock Appreciation Right shall be exercised with respect to ______________ (______) shares of the Common Stock, $1.00 par value, of Sanderson Farms, Inc. The date of exercise shall be _______________, ____, which is five days or more after the date of this notice.

     In connection with the exercise of the Alternate Stock Appreciation Right, the undersigned authorizes SFI to withhold all appropriate federal and state income and payroll taxes where cash is paid. Where only stock is transferred, the undersigned will remit to SFI an amount in cash equal to the appropriate federal and state income and payroll taxes upon being advised of the amount. Alternatively, SFI may reduce the number of shares distributed by an amount or number equal in value to the withholding amount.



                              Employee/Optionee


Dated: _______________. _____